                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                   Case No.:  399-02649 THROUGH 399-02680
                                                    ----------------------------

   SERVICE MERCHANDISE COMPANY, INC.     Judge:     PAINE
   ---------------------------------               -----------------------------
                                         Chapter 11

Debtor(s)

         MONTHLY OPERATING REPORT FOR PERIOD ENDING   August 25, 2002
                                                      --------------------------
         COMES NOW,                   SERVICE MERCHANDISE COMPANY, INC.
                                      ------------------------------------------

Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing July 29, 2002 and ending August 25, 2002 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:

              X          Monthly Reporting Questionnaire (Attachment 1)
            -------
              X          Comparative Balance Sheets (Forms OPR-1 & OPR-2)
            -------
             N/A         Summary of Accounts Receivable (Form OPR-3)
            -------
              X          Schedule of Postpetition Liabilities (Form OPR-4)
            -------
              X          Statement of Income (Loss) (Form OPR-5)
            -------

I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief.

On January 18, 2002, the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division (the "Bankruptcy Court") approved the request of Service Merchandise Company, Inc. and its Subsidiaries (the "Company") to immediately begin liquidating the inventory at all of its stores and to conduct store closing sales on a final basis and to discontinue operations at the stores.

The financial statements and schedules related to the Company included herein have not been prepared on a liquidation basis in accordance with generally accepted accounting principles ("GAAP"). The information needed to prepare the financial statements and schedules on a liquidation basis is not currently available to management. Attempting to obtain such information necessary to prepare the financial statements and schedules on a liquidation basis would cause undue hardship and expense to the Company. Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.

This report includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U. S. Trustee.


Date: September 17, 2002   DEBTOR - IN - POSSESSION


                           By:               /S/ MICHAEL E. HOGREFE
                                             ------------------------------
                           Name and Title:   MICHAEL E. HOGREFE, SR. VP AND
                                             ------------------------------
                                             CHIEF FINANCIAL OFFICER
                                             ------------------------------
                           Address:          7100 SERVICE MERCHANDISE DRIVE
                                             ------------------------------
                                             BRENTWOOD, TENNESSEE 37027
                                             ------------------------------
                           Telephone No.:    (615) 660-3340
                                             ------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  JULY 29,2002 THROUGH AUGUST 25, 2002

1. Payroll

                                                                                         WAGES                      TAXES
   OFFICERS                                  TITLE                                GROSS         NET           DUE           PAID
------------------------------------------------------------------------------------------------------------------------------------
C. STEVEN MOORE      SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,     $ 27,693.91   $ 19,023.59    $ 2,049.91     $ 6,369.05
                     GENERAL COUNSEL AND SECRETARY

MICHAEL E. HOGREFE   SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER        $ 23,847.83   $ 16,586.80    $ 1,697.59     $ 5,312.08


NOTE: THE DISCLOSURE ON PAGE 1 IS AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  JULY 29, 2002 THROUGH AUGUST 25, 2002


2.  INSURANCE

                                                                COVERAGE       POLICY         EXPIRATION     PREMIUM   DATE COVERAGE
TYPE                           NAME OF CARRIER                   AMOUNT        NUMBER            DATE        AMOUNT     PAID THROUGH
-----------------------------------------------------------------------------------------------------------------------------------
Property                       Fireman's Fund Insurance Co    $ 5  Million    01MXI9761300      12/31/02      $478,750    12/31/02
                               Royal Indemnity Co.           11.5  Million     R2HD325112       12/31/02      $ 50,000    12/31/02
Boiler & Machinery             Hartford Steam Boiler          $10  Million     FBP4914359       12/31/02      $ 20,248    12/31/02
Transit                        Fireman's Fund Insurance Co    $ 1  Million    OIMXI97600751     12/31/02      $ 10,000    12/31/02
General Liability              Ace American Ins Co            $ 5  Million     XSLG2057804A     12/31/02      $250,000    12/31/02
Tenants Liability - AOS        Pacific Employers Ins. Co.     $ 5  Million     HDOG20578129     12/31/02    Incl. In GL   12/31/02
Tenants Liability-First Union  Pacific Employers Ins. Co.     $ 5  Million     HODG20578087     12/31/02    Incl. In GL   12/31/02
TN-Work Comp Assigned Rsk      Continental Casualty Co        Statutory      6S59UB878X943102   06/01/03      $  3,989    06/01/03
Auto                           Pacific Employers Ins Co       $ 1  Million     ISAH07969661     12/31/02      $ 43,572    12/31/02
Umbrella                       Westchester Fire               $25  Million      CUA151233       06/30/03      $280,400    06/30/03
International                  Ace American Ins Co            $ 1  Million      PHF051491       12/31/02      $  2,500    12/31/02
Directors & Officers           Continental Insurance Co       $10  Million      300714943       12/31/02      $514,286    12/31/02
                               Federal Insurance Co           $10  Million      81278902-A      12/31/02      $470,250    12/31/02
                               Royal Insurance Co             $10  Million      PSF000009       12/31/02      $470,250    12/31/02
Fiduciary                      National Union Fire Ins Co     $ 5  Million       8726812        12/31/02      $ 29,839    12/31/02


NOTE: THE DISCLOSURE ON PAGE 1 IS AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JULY 29 THOUGH AUGUST 25, 2002

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE                                                          -
------------------------------

CORPORATE ACCOUNTS                                                              1,087,290
------------------


CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)                 18,300
------------------------------------------------------------------


OTHER DEPOSITORY ACCOUNTS
-------------------------
OTHER CASH ACCOUNTS                                                                10,913


INVESTMENTS
-----------
SHORT TERM INVESTMENTS                                                         93,041,959

TOTAL CASH PER GENERAL LEDGER                                                  94,158,462
                                                                              ============


NOTE: THE DISCLOSURE ON PAGE 1 IS AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JULY 29 THOUGH AUGUST 25, 2002

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)


                                                 ACTUAL            ACTUAL            ACTUAL             ACTUAL             TOTAL

                                     Monday     07/29/02          08/05/02          08/12/02           08/19/02          07/29/02
                                     Sunday     08/04/02          08/11/02          08/18/02           08/25/02          08/25/02
                                                 -------           -------           -------           -------           -------
Receipts:
   Sales receipts/Profit Sharing                 $    --           $    --           $    --           $    --           $    --
   Miscellaneous receipts                            734             1,253               463               174             2,624
   Real Estate Proceeds/Settlement                    --               494                --                --               494
   Expense reimbursements                              2                --                --                 3                 5
                                                 -------           -------           -------           -------           -------
Total available collections                          736             1,747               463               177             3,123


Disbursements:
  All disbursements                                2,356             2,324             1,708             2,028             8,416
                                                 -------           -------           -------           -------           -------
Total disbursements                                2,356             2,324             1,708             2,028             8,416
                                                 -------           -------           -------           -------           -------

Net receipts/(disbursements)                     $(1,620)          $  (577)          $(1,245)          $(1,851)          $(5,293)
                                                 =======           =======           =======           =======           =======


NOTE: THE DISCLOSURE ON PAGE 1 IS AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JULY 29 THOUGH AUGUST 25, 2002

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                                  Actual
                                                 08/25/02
                                                 --------
Ending total revolver balance                     $   --
Term loan                                             --
Standby letters of credit                          8,027
Trade letters of credit                               --
                                                  ------
Total extensions of credit                         8,027

Borrowing base                                        --
                                                  ------

Availability                                      $   --
                                                  ======



(1) As of 4/16/02, The Standby Letters of Credit were fully cash collateralized


NOTE: THE DISCLOSURE ON PAGE 1 IS AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  July 29, 2002 THROUGH August 25, 2002

4.  Payments to Professionals July 29, 2002 through August 25, 2002

     VENDOR #                      VENDOR NAME                             CHECK AMT.     CHECK DATE        CHECK #
-------------------------------------------------------------------------------------------------------------------
      99329        Aegis Property Tax Specialists                       $     2,250.00     07/30/02        50071968
      48779        Loss, Pavone and Orel                                $       545.00     08/02/02        50072068
      103608       Abacus Advisory and Consulting                       $   400,000.00     08/09/02        50072170
      57117        Deloitte and Touche                                  $    22,950.00     08/09/02        50072171
      57117        Deloitte and Touche                                  $     5,000.00     08/09/02        50072172
      86237        Brusniak, Clement, Harrison and McCool, PC           $       285.00     08/12/02        50072187
      95384        Deloitte and Touche, LLP                             $     4,211.00     08/13/02        50072199
      44013        McCarter and English                                 $     5,295.15     08/15/02        50072276
      103439       Ernst and Young Corporate Finance                    $    36,668.00     08/15/02        B0027397
      71217        Bass, Berry and Sims                                 $   138,036.84     08/15/02        B0027398
      101730       CBIZ Property Tax Solutions                          $    12,000.00     08/16/02        50072301
      99459        Robert L. Berger and Associates                      $    10,639.21     08/16/02        B0027405
      67017        Barkley and Thompson                                 $       119.79     08/19/02        50072320
      71403        Seyfarth, Shaw, Fairweather and Geraldson            $       165.00     08/22/02        50072416
      44013        McCarter and English                                 $        52.49     08/22/02        50072435
      48779        Loss, Pavone and Orel                                $     1,446.50     08/22/02        50072436
      99391        Otterbourg, Steindler, Houston and Rosen, PC         $    34,578.02     08/23/02        B0027400
      98378        Skadden, Arps, Slate, Meagher and Flom               $   208,268.00     08/23/02        B0027401
      99454        Harwell, Howard, Hynem Gabbert and Manner, PC        $    11,433.39     08/23/02        B0027402

NOTE: THE DISCLOSURE ON PAGE 1 IS AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES.

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)



                                                              AUGUST 25,
                                                                 2002
                                                              ----------
ASSETS
Current Assets:
    Cash and cash equivalents                                  $ 94,158
    Accounts receivable                                          13,681
    Prepaid Expenses                                                409
                                                               --------

    TOTAL CURRENT ASSETS                                        108,248
                                                               --------

PROPERTY AND EQUIPMENT
    Owned assets, net of accumulated depreciation                36,924


    Other assets and deferred charges                            19,788
                                                               --------

    TOTAL ASSETS                                               $164,960
                                                               ========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
    Accounts payable                                           $ 13,226
    Accrued expenses                                             36,777
    State & Local tax                                               454
                                                               --------


    TOTAL CURRENT LIABILITIES                                    50,457
                                                               --------



NOTE: THE DISCLOSURE ON PAGE 1 IS AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES.

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)



Long -Term Liabilities:
Liabilities Subject To Compromise:
    Accrued restructuring costs                                    42,066
    Long-term debt                                                314,562
    Accounts payable                                              218,973
    Accrued expenses                                              103,464
                                                                ---------
    Total Liabilities Subject To Compromise                       679,065

    TOTAL LIABILITIES                                             729,522
                                                                ---------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
    Common stock                                                   49,936
    Additional paid-in-capital                                      5,881
    Retained (deficit) earnings                                  (620,379)
                                                                ---------
               TOTAL SHAREHOLDERS' (DEFICIT) EQUITY              (564,562)

    TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY        $ 164,960
                                                                =========


NOTE: THE DISCLOSURE ON PAGE 1 IS AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES.

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  JULY 29, 2002 THROUGH AUGUST 25, 2002

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: AUGUST 25, 2002
FORM OPR-3  NOT APPLICABLE






NOTE: THE DISCLOSURE ON PAGE 1 IS AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: July 29, 2002 THROUGH August 25, 2002

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  08/25/2002
FORM OPR-4

                                                          Total
                                                      ----------------

Trade Accounts Payable (Merchandise)                          $ 13,226




                                                          Total
                                                      ----------------

Expense & other payables                             *        $ 36,777


NOTE: THE DISCLOSURE ON PAGE 1 IS AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 29, 2002 THROUGH AUGUST 25 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(Dollars in Thousands)

                                                       DATE        DATE           TOTAL
                TAXES PAYABLE                        INCURRED       DUE            DUE
Federal income tax                             **    Various      Various       $ (1,925)

State income tax                                     Various      Various       $   (118)
                                                                                --------

                                  SUBTOTAL                                      $ (2,043)
                                                                                --------


Sales/use tax                     SUBTOTAL     *     Various      Various       $    560
                                                                                --------


Personal property tax                          *     Various      Various       $    716

Real estate taxes                              *     Various      Various       $  6,049

Inventory taxes                                *     Various      Various       $     --

Gross receipts/bus licenses                    *     Various      Various       $      4

Franchise taxes                                *     Various      Various       $    676
                                                                                --------

                                  SUBTOTAL                                      $  7,445
                                                                                --------


                                                                                --------
TOTAL TAXES PAYABLE                                                             $  5,962
                                                                                ========

*   liability included in accrued expenses on OPR-2
**  tax reserve


NOTE: THE DISCLOSURE ON PAGE 1 IS AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JULY 29 THOUGH AUGUST 25, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4



(DOLLARS IN THOUSANDS)

                                                           DATE         TOTAL DUE
                                            INCURRED      DATE DUE  (8/25/02 BALANCE)
                                            -----------------------------------------
POST PETITION SECURED DEBT
     Revolver borrowings                    04/14/00         NA         $    --
     Facility standby letters of credit     04/14/00         NA           8,027
     Facility trade letters of credit       04/14/00         NA              --
     Term loans                             04/14/00         NA              --
                                                                        --------
TOTAL EXTENSIONS OF CREDIT                                              $ 8,027
                                                                        ========


ACCRUED INTEREST PAYABLE                                                $    --
                                                                        ========


         As of 4/16/02, The Standby Letters of Credit were fully cash collateralized


NOTE: THE DISCLOSURE ON PAGE 1 IS AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)



                                                                                    ACTIVITY
                                                                                  JULY 29, 2002
                                                                                     THROUGH
                                                                                 AUGUST 25, 2002
                                                                                 ---------------
Net Sales                                                                            $    57

Costs of merchandise sold and buying and occupancy expense                               170
                                                                                     -------

Gross margin after cost of merchandise sold and buying and occupancy exp                (113)

Selling, General and Administrative Expenses:
     Net Employment Expense                                                              297
     Net Advertising                                                                     (13)
     Banking and Other Fees                                                             (125)
     Real Estate and Other Taxes                                                         599
     Supplies                                                                              6
     Communication and Equipment                                                          70
     Travel                                                                                2
     UCC and Other Services                                                                1
     Legal and Professional                                                               52
     Sales and Shipping                                                                   --
     Insurance                                                                             3
     Miscellaneous                                                                       (10)
     Credit Card Services                                                                 --
                                                                                     -------
Total Selling, General and Administrative Expenses                                       882

Other expense/(income), net                                                               (8)

NOTE: THE DISCLOSURE ON PAGE 1 IS AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)



Restructuring charge (credit)                                                             --

Depreciation and amortization                                                             --
                                                                                     -------

Earnings (loss) before interest, reorganization items, and income tax                   (987)

Interest expense - debt                                                                 (204)
Interest expense - capitalized leases                                                     --
                                                                                     -------

Earnings (loss) before reorganization items, and income tax                             (783)

Reorganization Items:

     Legal and Professional                                                              752
     Miscellaneous                                                                      (348)
     Loss (Gain) on Disposal of Assets                                                    --
     Close Store Charges                                                               1,587
                                                                                     -------
     Total Reorganization Items                                                        1,991

Earnings (loss) before income tax                                                     (2,774)
     Income tax benefit                                                                3,597
     Cumulative Effect of Change in Accounting Principles                                 --
                                                                                     -------

Net earnings (loss)                                                                  $   823
                                                                                     =======

NOTE: THE DISCLOSURE ON PAGE 1 IS AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES.